                                                                   EXHIBIT 10.76


                               FOURTH AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT



         THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of November 5, 1997, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), DORAL FINANCIAL CORPORATION (formerly known as First Financial Caribbean Corporation), a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC ("DMC", and together with DFC, each a "Borrower" and collectively, the "Borrowers"), with reference to the First Amended and Restated Credit Agreement, dated as of September 25, 1996, between the Lenders, the Agent and the Borrowers (as amended by the First Amendment to First Amended and Restated Credit Agreement and Certain Other Loan Documents dated as of January 8, 1997, the Second Amendment to First Amended and Restated Credit Agreement dated as of March 28, 1997, the Third Amendment to First Amended and Restated Credit Agreement dated as of June 27, 1997, and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1. Amendments to Credit Agreement.

         (a) The following new definitions shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

                  "SERVICING COLLATERAL" shall mean the "Collateral" as such term is defined in the Servicing Security Agreement.

                  "SERVICING COLLATERAL AGENT" shall mean Bankers Trust Company, in its capacity as Collateral Agent under the Servicing Security Agreement.

                  "SERVICING CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of November 5, 1997, between the Borrowers, Bankers Trust Company, as Agent thereunder, and the lenders party thereto from time to time, as in effect on the date hereof.

                  "SERVICING LENDERS" shall mean the "Lenders" as such term is defined in the Servicing Credit Agreement.

                  "SERVICING LOANS" shall mean the "Loans" as such term is defined in the Servicing Credit Agreement.

                  "SERVICING SECURITY AGREEMENT" shall mean the Security Agreement dated as of November 5, 1997, between the Servicing Collateral Agent and the Borrowers, as in effect on the date hereof.

         (b) Section 2.1 of the Credit Agreement shall be amended by adding the following new subsection (h) thereto immediately following subsection (g) thereof:

                  "(h) Limitation on Aggregate Facility 2 Loans. Notwithstanding anything contained herein, the aggregate principal amount of Facility 2 Loans plus the aggregate principal amount of Servicing Loans outstanding at any time shall not exceed the then current Collateral Value of the Pledged Servicing Portfolio."

         (c) Section 2.8(d) of the Credit Agreement shall be amended and restated as follows:

                  "(d) On any date upon which the aggregate principal amount of the outstanding Facility 2 Loans plus the aggregate principal amount of the outstanding Servicing Loans exceeds the Collateral Value of the Pledged Servicing Portfolio, the Borrowers shall repay on such date the aggregate principal amount of the Facility 2 Loans as shall be necessary so that the aggregate principal amount of outstanding Facility 2 Loans plus the aggregate principal amount of the outstanding Servicing Loans does not exceed the Collateral Value of the Pledged Servicing Portfolio."

         (d) Section 5.2(a) of the Credit Agreement shall be amended by adding the following new clause (vi) thereto immediately following clause (v) thereof:

                  "and (vi) Liens on the Servicing Collateral in favor of the Servicing Collateral Agent under the Servicing Security Agreement."

         (e) Section 5.2(o) of the Credit Agreement shall be amended to read as follows:

                  "(o) Negative Pledges. Unless (i) the Facility 2 Commitments have been terminated by the Borrowers, (ii) all Facility 2 Loans and related Obligations have been repaid or paid, respectively, by the Borrowers, (iii) no Potential Default or Event of Default has occurred and is continuing, and (iv) the Borrowers and the Lenders have agreed upon the terms and conditions upon which this Agreement and the Facility 1 Commitments shall remain in effect (as contemplated in Section 2.7(b)), agree with any Person or Persons (other than with the Lenders pursuant to this Agreement and the Servicing Lenders pursuant to the Servicing Credit Agreement) not to create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Lien upon the Servicing Portfolio or any rights relating thereto, including, without limitation, any rights to receive payments in connection with the Servicing Portfolio (including, without limitation, any reimbursement of principal and interest advances, taxes and insurance advances and any other servicing advances)."

         (f) Section 6.1 of the Credit Agreement shall be amended by changing the word "and" in the second line of each of clauses (b) and (c) of Section 6.1 to "or" and by changing the word "Borrower" in the second line of the last paragraph of Section 6.1 to "Borrowers".

         (g) The following new Section 8.21 shall be added to the Credit Agreement immediately following Section 8.20 thereof:

                  "SECTION 8.17 INTEGRATION

                  This Agreement and the other Loan Documents represent the entire agreement of the Borrowers, the Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents."

         (h) All references to "Telerate Page 314" in the Credit Agreement shall be amended to "Telerate Page 3750".

         Section 2. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Agent of (i) counterparts of this Amendment, duly executed and delivered by the parties hereto, and (ii) counterparts of an Intercreditor Agreement duly executed by the Agent, the Lenders, the Agent under the Servicing Credit Agreement and the Servicing Lenders, providing for, among other things, the Agent and the Lenders' agreement to the granting to the Servicing Secured Parties of a first priority security interest in the Servicing Collateral, which agreement shall be in form and substance satisfactory to the Agent and the Lenders in their sole discretion.

         Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Miscellaneous. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                           DORAL FINANCIAL CORPORATION,
                           as a Borrower


                           By:      /S/ Mario S. Levis
                                  ----------------------------------------------
                           Name:  Mario S. Levis
                           Title: Executive Vice President and Treasurer


                           DORAL MORTGAGE CORPORATION,
                           as a Borrower

                           By:      /S/ Mario S. Levis
                                  ----------------------------------------------
                           Name:  Mario S. Levis
                           Title: Vice President


                           BANKERS TRUST COMPANY,
                           as Agent and as a Lender

                           By:      /S/ Kevin M. McCann
                                  ----------------------------------------------
                           Name:  Kevin M. McCann
                           Title: Vice President


                           FIRST UNION NATIONAL BANK
                           as a Lender

                           By:      /S/ R. Steven Hall
                                  ----------------------------------------------
                           Name:      R. Steven Hall
                                  ----------------------------------------------
                           Title:     Vice President
                                  ----------------------------------------------


                           BANKBOSTON, N.A. (formerly known as
                           The Bank of Boston),
                           as a Lender

                           By:      /S/ Paul   Chmielinski
                                  ----------------------------------------------
                           Name:      Paul Chmielinski
                                  ----------------------------------------------
                           Title:     Vice President
                                  ----------------------------------------------

                           THE BANK OF NEW YORK,
                           as a Lender

                           By:      /S/ Robert A. Tweed
                                  ----------------------------------------------
                           Name:      Robert A. Tweed
                                  ----------------------------------------------
                           Title:     Vice President
                                  ----------------------------------------------


                           NATIONAL CITY BANK OF KENTUCKY,
                           as a Lender

                           By:      /S/ Robert J. Ogburn
                                  ----------------------------------------------
                           Name:      Robert J. Ogburn
                                  ----------------------------------------------
                           Title:     Vice President
                                  ----------------------------------------------